Securities and Exchange Commission
                               Washington D.C. 20549

                                     Form 8-K
                                  Current Report
                      Pursuant to section 13 or 15 (d) of
                      The Securities Exchange Act of 1934

Date of Report ( Date of earliest event report) March 14,2000

Knickerbocker Capital Corporation
(Exact name of registrant as specified in its charter)



Colorado

(State or other jurisdiction of incorporation)

      33-15596-D                               54-1059107
(Commission file number)                    (IRS Employer Identification no.)

83-888 Ave. 51  Coachella, CA                           92236
(Address of principal executive offices)              (Zip code)

Registrant's telephone  number,  including area code:    (760) 398-9700

Item 1.    Reverse Stock Split
The company effected a reverse stock split of one shares for each 10,000 owned. Shares to be rounded up per beneficial owner on March 14, 2000 effective March 21, 2000.







        Signatures


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

Date: March 14, 2000
                                           Knickerbocker Capital Corporation

                                           By:/s/ Dempsey K. Mork
                                           Dempsey K. Mork
                                                     Chief Financial Officer